December 14, 2012

Supplement

SUPPLEMENT DATED DECEMBER 14, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY EUROPEAN EQUITY FUND INC.
Dated February 29, 2012

Effective as of the close of business on December 14, 2012, the Morgan Stanley European Equity Fund Inc. (the "Fund") is suspending the continuous offering of its Class R shares and Class W shares and thus, no further purchases of Class R shares or Class W shares of the Fund may be made by investors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

EUGSPT1 12/12